UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported)          December 12, 2002
                                               ---------------------------------

                            RELM WIRELESS CORPORATION
             (Exact name of registrant as specified in its charter)


                                     NEVADA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



            000-07336                                59-34862971
    ------------------------              ---------------------------------
    (Commission File Number)              (IRS Employer Identification No.)


                 7100 Technology Drive, West Melbourne, FL 32904
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code     (321) 984-1414
                                                  ------------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

         On December 12, 2002, RELM Wireless Corporation (the "Registrant") engaged BDO Seidman, LLP ("BDO") as its independent accountant to audit its financial statements for the year ending December 31, 2002.

         As previously disclosed on Form 8-K, the Registrant dismissed its independent accountant, Ernst & Young LLP ("EY"), on December 2, 2002. The decisions to engage BDO and dismiss EY were unanimously recommended by the Registrant's Audit Committee and unanimously approved by the Registrant's Board of Directors.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

         None

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          RELM WIRELESS CORPORATION
                                                (Registrant)


                                          By: /s/ William P. Kelly
                                              ---------------------------
                                              William P. Kelly
Dated:  December 13, 2002                     Executive Vice President
                                              and Chief Financial Officer